                                                    ANNUAL REPORT
--------------------------------------------------------------------------------


             HOTCHKIS AND WILEY FUNDS              JUNE 30, 2000
            725 SOUTH FIGUEROA STREET              [LOGO]
                    SUITE 4000
        LOS ANGELES, CALIFORNIA 90017-5400         HOTCHKIS AND WILEY FUNDS
                   800-236-4479
                                                   GLOBAL EQUITY FUND
                INVESTMENT ADVISER                 --------------------------------------------------
                 MERCURY ADVISORS
            725 SOUTH FIGUEROA STREET              Seeks current income and long-term growth of
                    SUITE 4000                        income, accompanied by growth of capital. The
        LOS ANGELES, CALIFORNIA 90017-5400            Fund invests in U.S. and international stocks.
                  LEGAL COUNSEL
            GARDNER, CARTON & DOUGLAS
              321 NORTH CLARK STREET
             CHICAGO, ILLINOIS 60610
             INDEPENDENT ACCOUNTANTS
            PRICEWATERHOUSECOOPERS LLP
            100 EAST WISCONSIN AVENUE
            MILWAUKEE, WISCONSIN 53202
                   DISTRIBUTOR
              FAM DISTRIBUTORS, INC.
                  P.O. BOX 9081
         PRINCETON, NEW JERSEY 08543-9081
                  TRANSFER AGENT
          FINANCIAL DATA SERVICES, INC.
                  P.O. BOX 41621
         JACKSONVILLE, FLORIDA 32232-1621
                    CUSTODIAN
          BROWN BROTHERS HARRIMAN & CO.
                 40 WATER STREET
         BOSTON, MASSACHUSETTS 02109-3661

               THIS MATERIAL MUST BE PRECEDED                            MERCURY ADVISORS: INVESTMENT ADVISER
              OR ACCOMPANIED BY A PROSPECTUS.

                        [HOTCHKIS AND WILEY FUNDS LOGO]

DEAR SHAREHOLDER:

We are pleased to present to you the annual report of the Hotchkis and Wiley Global Equity Fund for the fiscal year ended June 30, 2000.

Through much of the year, markets continued to be dominated by the technology, media and telecommunications ("TMT") industries, taking the cue from the phenomenal performance of the new economy-dominated Nasdaq Composite Index in the U.S. As the TMT stocks continued to strengthen, the rest of the world's stock markets were reaching historically low valuation levels. Companies with solid fundamentals, earnings power and strong balance sheets traded at ever widening discounts to market averages. The primary reason for the Fund's underperformance compared to the MSCI World Index during the year ended June 30, 2000 was the Fund's focus on value stocks during a period when TMT and growth stocks greatly outperformed value.

While we fully acknowledge the power of the new technologies, we do not see them replacing basic consumer spending. Accordingly, we found opportunities in consumer goods companies like Unilever, the Dutch-U.K. packaged goods powerhouse that is rapidly consolidating its product line and benefiting strongly from the cost reduction potential of e-commerce. We added another Japanese stock to the Fund, NAMCO, a company that produces and programs commercial as well as home-use game equipment and software. Video game development is now entering another cycle with the introduction of a new generation of equipment based on more complex computer chips. A deflating internet bubble and concerns about delays in the introduction of Sony's new Playstation game platform had negatively impacted the NAMCO share price. We are confident that this well-managed company will be successful in supplying software for the new platforms. We also took advantage of the tech sell off to add Motorola to the Fund. The company is a leading provider of cellular phones, broadband access equipment and semiconductors. We like the longer-term trends in each of these markets, and view Motorola as attractively valued versus its peers in these businesses.

Index performance has been so dominated by the large cap, highly-rated TMT sector companies that the relative performance prospects for the forgotten sectors are now much improved. Even the new economy stocks depend on the willingness of the old economy stocks to continue funding capital expenditures that feed the revenue growth estimates driving these must-have go-go companies. Valuation differentials between the most expensive and the least expensive sectors of the stock markets had at one stage more than doubled from their decade-long historical average. We expect these valuation differentials to retract to more normal levels, creating a more favorable environment for the style of investing we espouse. We believe interest rates will likely rise for the greater part of this year, and we have modest expectations for general gains in the world stock markets.

We appreciate your continued support and look forward to serving your investment needs in the months and years ahead.

Sincerely,

/s/ Nancy D. Celick
Nancy D. Celick
President

HOTCHKIS AND WILEY FUNDS

The opinions expressed in the Shareholder letter are as of June 30, 2000. They are subject to change and any forecasts made cannot be guaranteed. The Fund may not continue to hold any securities mentioned and has no obligation to disclose purchases or sales in these securities.

                               GLOBAL EQUITY FUND
                        JANUARY 2, 1997 - JUNE 30, 2000
                                  [LINE GRAPH]

                                                                        GLOBAL FUND                         MSCI WORLD
                                                                        -----------                         ----------
                                                                          10000.00                           10000.00
                                                                          10220.00                           10040.00
Jun 97                                                                    11233.00                           11563.00
                                                                          11405.00                           11905.00
                                                                          10780.00                           11623.00
                                                                          12241.00                           13300.00
Jun 98                                                                    12087.00                           13582.00
                                                                           9931.00                           11966.00
                                                                          11503.00                           14505.00
                                                                          11460.00                           15035.00
Jun 99                                                                    12742.00                           15766.00
                                                                          12483.00                           15545.00
                                                                          12926.00                           18181.00
                                                                          12453.00                           18380.00
Jun 00                                                                    12568.00                           17742.00

                                                           Ended 6/30/2000
                                                           ---------------
                                                       Fund     MSCI World Index
--------------------------------------------------------------------------------
One Year                                              -1.37%         12.53%
--------------------------------------------------------------------------------
Since Inception (1/2/97)                               6.75%         17.80%
--------------------------------------------------------------------------------

HOW A $10,000 INVESTMENT HAS GROWN:

    The chart above shows the growth of a $10,000 investment in the Fund as compared to the performance of the MSCI World Index. The table below the chart shows the average annual total returns of an investment over various periods.

    Total returns and average annual total returns for the Fund are net of all charges and fees and assume reinvestment of capital gains distributions and shareholder dividends at net asset value. The investment adviser pays annual operating expenses in excess of 1.25% of the Fund's average net assets (1.00% prior to March 1, 1999). Were the investment adviser not to pay such expenses, net returns would be lower. Investment returns and principal will vary so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

    There are special risk considerations when investing in foreign companies through a global fund, including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity, and the possibility of substantial volatility due to adverse political, economic or other developments.

INDEXES:

    The Nasdaq Composite Index is an unmanaged index which covers 4,500 stocks traded over-the-counter. It represents many small company stocks, but is heavily influenced by about 100 of the largest Nasdaq stocks. It is a value-weighted index calculated on price change only and does not include income.

    The MSCI World Index is an arithmetical average weighted by market value of the performance of over 1,400 companies listed on stock exchanges in the 22 countries in North America, Europe, Australia, New Zealand and the Far East.

    The indexes do not reflect payment of transaction costs, fees and expenses associated with an investment in the Fund. The Fund's value disciplines may prevent or restrict investment in major stocks in its benchmark index, the MSCI World Index. It is not possible to invest directly in an index.

                    SCHEDULE OF INVESTMENTS -- JUNE 30, 2000
--------------------------------------------------------------------------------
                               GLOBAL EQUITY FUND

       COMMON STOCKS -- 96.9%          Shares       Value
------------------------------------------------------------
AUSTRALIA -- 1.9%
------------------------------------------------------------
REGIONAL BANKS -- 1.9%
 ............................................................
Australia and New Zealand Banking
  Group, Ltd.                           15,400    $  118,447
 ....................... .......................    ---------
                                                     118,447
Total Australia
------------------------------------------------------------
FRANCE -- 8.2%
------------------------------------------------------------
CHEMICALS -- 2.2%
 ............................................................
Aventis SA                               1,881       137,861
------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES -- 0.6%
 ............................................................
ActivCard SA -- ADR#                     2,000        38,500
------------------------------------------------------------
OFFICE EQUIPMENT & SUPPLIES -- 1.5%
 ............................................................
Societe BIC SA                           1,941        95,459
------------------------------------------------------------
OIL -- INTERNATIONAL -- 1.2%
 ............................................................
Total Fina Elf SA                          514        79,138
------------------------------------------------------------
REGIONAL BANKS -- 2.7%
 ............................................................
BNP Paribas                              1,775       171,527
 ....................... .......................    ---------
                                                     522,485
Total France
------------------------------------------------------------
HONG KONG -- 8.0%
------------------------------------------------------------
AUDIO/VIDEO PRODUCTS -- 2.2%
 ............................................................
VTech Holdings, Ltd.                    37,000       140,020
------------------------------------------------------------
BUILDING &
  CONSTRUCTION -- MISC. -- 0.6%
 ............................................................
New World Development Co., Ltd.         33,000        36,301
------------------------------------------------------------
ELECTRIC INTEGRATED -- 1.7%
 ............................................................
Hongkong Electric Holdings, Ltd.        34,500       111,086
------------------------------------------------------------
METALS: MISCELLANEOUS -- 0.9%
 ............................................................
Yanzhou Coal Mining Co., Ltd. -
  Class H                              284,000        58,656
------------------------------------------------------------
REAL ESTATE -- 1.6%
 ............................................................
Henderson Land Development Co., Ltd.    24,000       105,602
------------------------------------------------------------
RETAIL: GENERAL MERCHANDISE -- 1.0%
 ............................................................
Dickson Concepts (International),
  Ltd.                                  67,000        61,454
 ....................... .......................    ---------
                                                     513,119
Total Hong Kong
------------------------------------------------------------
IRELAND -- 3.1%
------------------------------------------------------------
FOODS -- 0.9%
 ............................................................
Greencore Group PLC                     21,160        56,800
------------------------------------------------------------

------------------------------------------------------------
                                       Shares       Value
PAPER -- 0.9%
 ............................................................
Jefferson Smurfit Group PLC             33,900    $   58,499
------------------------------------------------------------
REGIONAL BANKS -- 1.3%
 ............................................................
Allied Irish Banks PLC                   9,450        84,888
 ....................... .......................    ---------
                                                     200,187
Total Ireland
------------------------------------------------------------
ITALY -- 1.7%
------------------------------------------------------------
TELECOMMUNICATIONS -- 1.7%
 ............................................................
Telecom Italia SPA                       8,100       111,820
 ....................... .......................    ---------
                                                     111,820
Total Italy
------------------------------------------------------------
JAPAN -- 5.9%
------------------------------------------------------------
LEISURE/TOYS -- 5.9%
 ............................................................
NAMCO Ltd.                               4,200       151,638
 ............................................................
Nintendo Co., Ltd.                       1,300       227,551
 ....................... .......................    ---------
                                                     379,189
 ....................... .......................    ---------
                                                     379,189
Total Japan
------------------------------------------------------------
NETHERLANDS -- 6.7%
------------------------------------------------------------
ELECTRONICS -- 2.9%
 ............................................................
Koninklijke (Royal) Philips
  Electronics N.V.                       3,924       185,836
------------------------------------------------------------
INSURANCE -- MULTI-LINE -- 2.2%
 ............................................................
ING Groep N.V                            2,050       139,143
------------------------------------------------------------
TELECOMMUNICATIONS -- 1.6%
 ............................................................
Koninklijke KPN N.V.                     2,360       105,997
 ....................... .......................    ---------
                                                     430,976
Total Netherlands
------------------------------------------------------------
NEW ZEALAND -- 0.7%
------------------------------------------------------------
BUILDING MATERIALS -- 0.7%
 ............................................................
Fletcher Challenge Building             41,381        44,031
 ....................... .......................    ---------
                                                      44,031
Total New Zealand
------------------------------------------------------------
PORTUGAL -- 1.9%
------------------------------------------------------------
TELECOMMUNICATIONS -- 1.9%
 ............................................................
Portugal Telecom SA "registered"        10,502       118,400
 ....................... .......................    ---------
                                                     118,400
Total Portugal
------------------------------------------------------------
SINGAPORE -- 5.5%
------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES -- 2.1%
 ............................................................
Creative Technology, Ltd.                5,752       137,329
------------------------------------------------------------

                     See Notes to the Financial Statements

                    SCHEDULE OF INVESTMENTS -- JUNE 30, 2000
--------------------------------------------------------------------------------
                               GLOBAL EQUITY FUND

                                       Shares       Value
------------------------------------------------------------
DIVERSIFIED COMPANIES -- 0.9%
 ............................................................
Jardine Matheson Holdings, Ltd.         12,800    $   56,064
------------------------------------------------------------
MONEY CENTER BANKS -- 1.6%
 ............................................................
United Overseas Bank, Ltd.              16,000       104,569
------------------------------------------------------------
FOOD RETAIL -- 0.9%
 ............................................................
Dairy Farm International Holdings,
  Ltd.                                  90,000        54,000
 ....................... .......................    ---------
                                                     351,962
Total Singapore
------------------------------------------------------------
SPAIN -- 1.9%
------------------------------------------------------------
TELECOMMUNICATIONS -- 1.9%
 ............................................................
Telefonica S.A.                          5,726       123,512
 ....................... .......................    ---------
                                                     123,512
Total Spain
------------------------------------------------------------
SWEDEN -- 1.2%
------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 1.2%
 ............................................................
Electrolux AB - Class B                  5,025        78,202
 ....................... .......................    ---------
                                                      78,202
Total Sweden
------------------------------------------------------------
SWITZERLAND -- 2.2%
------------------------------------------------------------
MEDICAL PRODUCTS & SUPPLIES -- 2.2%
 ............................................................
Novartis AG "registered"                    90       143,017
 ....................... .......................    ---------
                                                     143,017
Total Switzerland
------------------------------------------------------------
UNITED KINGDOM -- 20.0%
------------------------------------------------------------
AEROSPACE/DEFENSE -- 1.9%
 ............................................................
BAE Systems PLC                         19,788       123,432
------------------------------------------------------------
AIRLINES -- 2.3%
 ............................................................
BAA PLC                                 18,420       147,806
------------------------------------------------------------
BEVERAGES -- 1.0%
 ............................................................
Allied Domecq PLC                       11,540        61,151
------------------------------------------------------------
BUILDING MATERIALS -- 1.7%
 ............................................................
Hanson PLC                              15,830       111,924
------------------------------------------------------------
DIVERSIFIED COMPANIES -- 2.5%
 ............................................................
Cookson Group PLC                       18,070        60,325
 ............................................................
Tomkins PLC                             29,832        96,993
 ....................... .......................    ---------
                                                     157,318
------------------------------------------------------------
ENGINEERING & CONSTRUCTION -- 1.4%
 ............................................................
TI Group PLC                            16,040        87,425
------------------------------------------------------------

------------------------------------------------------------
                                       Shares       Value
FOODS -- 1.5%
 ............................................................
Unilever PLC                            16,276    $   98,568
------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 1.2%
 ............................................................
Reckitt Benckiser PLC                    6,820        76,409
------------------------------------------------------------
INSURANCE: MULTI-LINE -- 2.9%
 ............................................................
Allied Zurich AG PLC                     7,870        93,117
 ............................................................
CGNU PLC                                 5,760        95,927
 ....................... .......................    ---------
                                                     189,044
------------------------------------------------------------
PUBLISHING -- 2.5%
 ............................................................
Reed International PLC                   7,910        68,861
 ............................................................
United News & Media PLC                  6,166        88,686
 ....................... .......................    ---------
                                                     157,547
------------------------------------------------------------
REGIONAL BANKS -- 1.1%
 ............................................................
Lloyds TSB Group PLC                     7,580        71,611
 ....................... .......................    ---------
                                                   1,282,235
Total United Kingdom
------------------------------------------------------------
UNITED STATES -- 28.0%
------------------------------------------------------------
AEROSPACE/DEFENSE -- 1.0%
 ............................................................
Northrop Grumman Corporation             1,000        66,250
------------------------------------------------------------
AUTO & TRUCKS -- 0.8%
 ............................................................
Ford Motor Company                       1,160        49,880
------------------------------------------------------------
AUTO PARTS -- 0.8%
 ............................................................
Dana Corporation                         2,200        46,612
 ............................................................
Visteon Corporation                        152         1,842
 ....................... .......................    ---------
                                                      48,454
------------------------------------------------------------
BROADCASTING -- 1.1%
 ............................................................
Fox Entertainment Group, Inc. -
  Class A #                              2,400        72,900
------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES -- 3.4%
 ............................................................
Cadence Design Systems, Inc. #           3,600        73,350
 ............................................................
Computer Associates International,
  Inc.                                   1,900        97,256
 ............................................................
Portal Software, Inc. #                    750        47,906
 ....................... .......................    ---------
                                                     218,512
------------------------------------------------------------
DIVERSIFIED COMPANIES -- 2.0%
 ............................................................
Honeywell International Inc.             1,900        64,006
 ............................................................
Tyco International Ltd.                  1,400        66,325
 ....................... .......................    ---------
                                                     130,331
------------------------------------------------------------

                     See Notes to the Financial Statements

                    SCHEDULE OF INVESTMENTS -- JUNE 30, 2000
--------------------------------------------------------------------------------
                               GLOBAL EQUITY FUND

                                       Shares       Value
------------------------------------------------------------
ELECTRONICS -- 2.2%
 ............................................................
Motorola, Inc.                           2,700    $   78,469
 ............................................................
National Semiconductor Corporation #     1,100        62,425
 ....................... .......................    ---------
                                                     140,894
------------------------------------------------------------
FOREST PRODUCTS -- 0.9%
 ............................................................
Weyerhaeuser Company                     1,350        58,050
------------------------------------------------------------
HEALTHCARE: MEDICAL PRODUCTS &
  SUPPLIES -- 2.6%
 ............................................................
Baxter International, Inc.               1,000        70,312
 ............................................................
Pfizer Inc.                              2,000        96,000
 ....................... .......................    ---------
                                                     166,312
------------------------------------------------------------
INSURANCE: PROPERTY CASUALTY -- 0.5%
 ............................................................
SAFECO Corporation                       1,600        31,800
------------------------------------------------------------
OFFICE EQUIPMENT & SUPPLIES -- 1.2%
 ............................................................
Xerox Corporation                        3,700        76,775
------------------------------------------------------------
OIL -- DOMESTIC -- 1.0%
 ............................................................
Occidental Petroleum Corporation         3,100        65,294
------------------------------------------------------------
PHOTOGRAPHY/IMAGING -- 1.2%
 ............................................................
Eastman Kodak Company                    1,300        77,350
------------------------------------------------------------
SAVINGS & LOANS -- 1.0%
 ............................................................
Washington Mutual, Inc.                  2,300        66,412
------------------------------------------------------------
SMALL LOANS & FINANCE -- 2.1%
 ............................................................
Fannie Mae                                 950        49,578
 ............................................................
Household International, Inc.            2,010        83,541
 ....................... .......................    ---------
                                                     133,119
------------------------------------------------------------
TELEPHONE -- 3.6%
 ............................................................
AT&T Corporation                         1,950        61,669
 ............................................................
ALLTEL Corporation                       1,600        99,100
 ............................................................
GTE Corporation                          1,100        68,475
 ....................... .......................    ---------
                                                     229,244
------------------------------------------------------------

------------------------------------------------------------
                                       Shares       Value
TOBACCO -- 1.1%
 ............................................................
Philip Morris Companies, Inc.            2,605    $   69,195
------------------------------------------------------------
TRANSPORTATION SERVICES -- 1.1%
 ............................................................
FedEx Corporation #                      1,800        68,400
------------------------------------------------------------
WHOLESALE -- 0.4%
 ............................................................
Costco Wholesale Corporation #             800        26,400
 ....................... .......................    ---------
                                                   1,795,572
Total United States
 ....................... .......................    ---------
Total common stock                                 6,213,154
  (cost $6,058,277)
------------------------------------------------------------
SHORT-TERM                            Principal
INVESTMENTS -- 2.5%                    Amount
------------------------------------------------------------
CERTIFICATES OF DEPOSIT -- 2.5%
 ............................................................
Brown Brothers Call Deposit, 5.5000%  $159,650       159,650
------------------------------------------------------------
CASH EQUIVALENTS -- 0.0%
 ............................................................
Chase Bank Domestic Liquidity Fund         689           689
 ....................... .......................    ---------
Total short-term investments                         160,339
  (cost $160,339)
------------------------------------------------------------
Total investments -- 99.4%
  (cost $6,218,616)                                6,373,493
 ............................................................
Other assets in excess of
  liabilities -- 0.6%                                 37,179
 ....................... .......................    ---------
                                                  $6,410,672
Total net assets -- 100.0%
------------------------------------------------------------

# Non-income producing security.

ADR -- American Depository Receipts.

                     See Notes to the Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                     GLOBAL EQUITY FUND                       June 30, 2000
---------------------------------------------------------------------------
ASSETS:
  Investments, at value*....................................   $6,373,493
  Cash......................................................      224,221
  Dividends and interest receivable.........................       32,780
  Receivable for investments sold...........................       94,552
  Receivable for foreign currency...........................       72,706
  Prepaid expenses..........................................        8,630
                                                               ----------
      Total assets..........................................    6,806,382
                                                               ----------
LIABILITIES:
  Payable for forward currency exchange contracts...........        1,524
  Payable to Adviser........................................        2,343
  Payable for investments purchased.........................      304,837
  Payable for foreign currency..............................       72,934
  Accrued expenses and other liabilities....................       14,072
                                                               ----------
      Total liabilities.....................................      395,710
                                                               ----------
      Net assets............................................   $6,410,672
                                                               ==========
NET ASSETS CONSIST OF:
  Paid in capital...........................................   $6,253,900
  Undistributed net investment income.......................       87,173
  Undistributed net realized loss on securities and foreign
    currency transactions...................................      (83,652)
  Net unrealized appreciation of securities and foreign
    currency................................................      153,251
                                                               ----------
      Net assets............................................   $6,410,672
                                                               ==========
CALCULATION OF NET ASSET VALUE PER SHARE:
  Shares outstanding (unlimited shares of no par value
    authorized).............................................      588,825
  Net asset value per share (offering and redemption
    price)..................................................   $    10.89
                                                               ==========
*Cost of Investments........................................   $6,218,616
                                                               ==========

                     See Notes to the Financial Statements

                            STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                               Year Ended
                     GLOBAL EQUITY FUND                       June 30, 2000
---------------------------------------------------------------------------
INVESTMENT INCOME:
  Income*
    Dividends...............................................    $ 182,491
    Interest................................................        6,769
                                                                ---------
        Total income........................................      189,260
                                                                ---------
  Expenses
    Advisory fee............................................       52,639
    Legal and auditing fees.................................        1,696
    Custodian fees and expenses.............................       13,824
    Accounting and transfer agent fees and expenses.........       54,976
    Administration fee......................................        2,709
    Trustees' fees and expenses.............................          455
    Reports to shareholders.................................        1,436
    Registration fees.......................................       21,084
    Other expenses..........................................          456
                                                                ---------
        Total expenses......................................      149,275
    Less, expense reimbursement.............................      (61,613)
                                                                ---------
        Net expenses........................................       87,662
                                                                ---------
    Net investment income...................................      101,598
                                                                ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain on securities and foreign currency....      224,975
    Net change in unrealized appreciation of securities and
     foreign currency.......................................     (448,258)
                                                                ---------
  Net loss on investments...................................     (223,283)
                                                                ---------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........    $(121,685)
                                                                =========

*Net of Foreign Taxes Withheld..............................    $  14,665
                                                                =========

                     See Notes to the Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                               Year Ended      Year Ended
GLOBAL EQUITY FUND                                            June 30, 2000   June 30, 1999
-------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income...................................   $   101,598     $  191,999
    Net realized gain on securities and foreign currency
     transactions...........................................       224,975         80,356
    Net change in unrealized appreciation (depreciation) of
     securities and foreign currency........................      (448,258)        75,740
                                                               -----------     ----------
        Net increase (decrease) in net assets resulting from
        operations..........................................      (121,685)       348,095
                                                               -----------     ----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
    Net investment income...................................      (202,208)       (76,144)
    Net realized gain on securities transactions............      (290,200)       (15,242)
                                                               -----------     ----------
        Total dividends and distributions...................      (492,408)       (91,386)
                                                               -----------     ----------
FUND SHARE TRANSACTIONS:
    Net proceeds from shares sold...........................     1,041,193        857,258
    Shares issued in connection with payment of dividends
     and distributions......................................       367,920         90,117
    Cost of shares redeemed.................................    (1,946,244)      (987,473)
                                                               -----------     ----------
        Net decrease in net assets resulting from Fund share
        transactions........................................      (537,131)       (40,098)
                                                               -----------     ----------
Total increase (decrease) in net assets.....................    (1,151,224)       216,611
NET ASSETS:
    Beginning of year.......................................     7,561,896      7,345,285
                                                               -----------     ----------
    End of year*............................................   $ 6,410,672     $7,561,896
                                                               ===========     ==========
*Including undistributed net investment income of:..........   $    87,173     $  125,981
                                                               ===========     ==========
CHANGES IN SHARES OUTSTANDING:
    Shares sold.............................................        94,569         79,898
    Shares issued in connection with payment of dividends
     and distributions......................................        33,692          8,656
    Shares redeemed.........................................      (178,363)       (95,127)
                                                               -----------     ----------
        Net decrease........................................       (50,102)        (6,573)
                                                               ===========     ==========

                     See Notes to the Financial Statements

NOTES TO THE FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

JUNE 30, 2000

NOTE 1.
ACCOUNTING POLICIES: Hotchkis and Wiley Funds (the "Trust") is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The Trust was organized as a Massachusetts business trust on August 22, 1984 and consists of ten series of shares comprising the Balanced Fund, the Small Cap Fund, the Equity Income Fund, the International Fund, the Total Return Bond Fund, the Low Duration Fund, the Short-Term Investment Fund, the Mid-Cap Fund, the Global Equity Fund and the Equity Fund for Insurance Companies (collectively, the "Funds"), the assets of which are invested in separate, independently managed portfolios. The accompanying financial statements include financial information for the Global Equity Fund (the "Fund"); financial statements for the other Funds are reported on separately. Investment operations of the Fund began on January 2, 1997. The Fund seeks current income and long-term growth of income, accompanied by growth of capital. The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements.

SECURITY VALUATION: Portfolio securities that are listed on a securities exchange (whether domestic or foreign) or The Nasdaq Stock Market ("NSM") are valued at the last sale price as of 4:00 p.m., Eastern Time, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange or NSM. Unlisted securities that are not included in NSM are valued at the average of the quoted bid and asked price in the over-the-counter market. Fixed-income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Certain fixed-income securities for which daily market quotations are not readily available may be valued pursuant to guidelines established by the Board of Trustees, with reference to fixed-income securities whose prices are more readily obtainable or an appropriate matrix utilizing similar factors. As a broader market does not exist, the proceeds received upon the disposal of such securities may differ from quoted values previously furnished by such market makers. Securities for which market quotations are not otherwise available are valued at fair value as determined in good faith by Mercury Advisors (the "Adviser"), formerly Hotchkis and Wiley, under procedures established by the Board of Trustees. Short-term investments which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair value), if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days. Investments quoted in foreign currency are valued daily in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time of valuation.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. For the Fund, foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. The Fund does not isolate and treat as ordinary income that portion of the results of operations arising as a result of changes in the exchange rate from the fluctuations arising from changes in the market prices of securities held during the period. However, for federal income tax purposes, the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the effect of changes in foreign exchange rates arising from trade date and settlement date differences.

FORWARD CURRENCY EXCHANGE CONTRACTS: The Fund utilizes forward currency exchange contracts for the purpose of hedging foreign currency risk. Under these contracts, it is obligated to exchange currencies at specific future dates. Risks arise from the possible inability of counter-parties to meet the terms of their contracts and from movements in currency values.

FEDERAL INCOME TAXES: It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and the Fund intends to distribute substantially all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

INCOME AND EXPENSE ALLOCATION: Common expenses incurred by the Trust are allocated among the Funds based upon (i) relative average net assets, (ii) as incurred on a specific identification basis, or (iii) evenly among the Funds, depending on the nature of the expenditure.

USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

DISTRIBUTIONS TO SHAREHOLDERS: Dividends from net investment income are declared and paid annually. Distributions of net realized capital gains, if any, will be declared and paid at least annually. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

OTHER: Security and shareholder transactions are recorded on trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Generally accepted accounting principles require that permanent financial reporting and tax differences relating to shareholder distributions be reclassified within the capital accounts.

NOTE 2.
INVESTMENT ADVISORY AGREEMENTS. The Fund has an investment advisory agreement with the Adviser with which certain officers and Trustees of the Trust are affiliated. The Adviser is an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. The Adviser receives a fee, computed daily and payable monthly, at the annual rate of 0.75% as applied to the Fund's daily net assets. The Adviser has contractually agreed to pay all operating expenses in excess of 1.25% as applied to the Fund's daily net assets through June 30, 2001. For the year ended June 30, 2000, the Adviser paid $61,613 of operating expenses on behalf of the Fund.

Certain authorized agents of the Fund charge a fee for accounting and shareholder services that they provide to the Fund on behalf of certain shareholders; the portion of this fee paid by the Fund is included within Accounting and transfer agent fees and expenses in the Statement of Operations.

The Adviser has entered into subadvisory agreements with Merrill Lynch Investment Managers International Limited and Merrill Lynch Asset Management U.K. Limited, affiliated investment advisers that are indirect subsidiaries of Merrill Lynch & Co., Inc. The subadvisory arrangements are for investment research, recommendations, and other investment-related services to be provided to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

The Fund paid commissions on Fund transactions to an affiliated broker in the amount of $892 during the year ended June 30, 2000.

As permitted under Rule 10f-3 of the Investment Company Act of 1940, the Board of Trustees of the Trust has adopted procedures which allow the Fund, under certain conditions described in the Rule, to acquire newly-issued securities from a member of an underwriting group in which an affiliated underwriter participates.

NOTE 3.
CREDIT FACILITY. Effective December 3, 1999, the Trust entered into a one year Credit Agreement with a syndicate of bank lenders led by Bank of America intended to provide the Fund with a source of cash to be used to meet redemption requests from Fund shareholders. The Trust together with certain other open-end investment companies advised by Merrill Lynch Investment Managers, L.P. and/or its affiliates may borrow in the aggregate up to $1,000,000,000, except that in no event may the borrowing by the Fund or any participating fund be in excess of that permitted by its prospectus and Statement of Additional Information or by applicable law. The Fund had no borrowings under the Credit Agreement for the year ended June 30, 2000.

NOTE 4.
SECURITIES TRANSACTIONS. Purchases and sales of investment securities, other than short-term investments, for the year ended June 30, 2000, were $4,333,827 and $5,290,789, respectively.

As of June 30, 2000, unrealized appreciation (depreciation) for federal income tax purposes was as follows:

                                                                Net Appreciation       Appreciated       Depreciated
                            Fund                                 (Depreciation)        Securities        Securities
--------------------------------------------------------------------------------------------------------------------
Global Equity Fund..........................................        $139,933           $1,008,516         $(868,583)

At June 30, 2000, the cost of investments for federal income tax purposes was $6,233,560. Any differences between book and tax are due primarily to wash sale losses. At June 30, 2000, the Fund deferred, on a tax basis, post-October losses of $65,853. Such amounts may be used to offset future capital gains.

NOTE 5.
FORWARD CURRENCY EXCHANGE CONTRACT. At June 30, 2000, the Fund had entered into a "portfolio hedge" forward currency exchange contract that obligates the Fund to deliver and receive currency at a specified future date. The net unrealized depreciation of $1,524 is included in the net unrealized appreciation (depreciation) section of the accompanying financial statement. The terms of the open contract are as follows:

                               Currency to               U.S. $ Value at               Currency to               U.S. $ Value at
   Settlement Date            be Delivered                June 30, 2000                be Received                June 30, 2000
--------------------------------------------------------------------------------------------------------------------------------
8/30/00                  19,068,500 Japanese Yen            $182,313                  U.S. Dollars                  $180,789

NOTE 6.
SUBSEQUENT EVENTS. The Board of Trustees has approved, effective on or about October 5, 2000, (i) a change in the name of the Fund to Mercury HW Global Value Fund and (ii) the establishment of a sales load.

NOTE 7.
FEDERAL TAX DISCLOSURE (UNAUDITED). For the year ended June 30, 2000, 32% of ordinary distributions paid qualifies for the dividend received deduction available to corporate shareholders.

During the year ended June 30, 2000, the Fund generated $137,670 of foreign source income and paid $12,862 of foreign taxes which the Fund will elect to pass through to its shareholders for their 2000 tax returns. Updated data will be sent with 2000 Forms 1099-DIV to enable shareholders to have information to claim either a foreign tax credit or to take a foreign tax deduction on their 2000 income tax returns.

During the year ended June 30, 2000, the Fund distributed net realized capital gains (taxable as long-term capital gains) of $0.3757 per share.

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                   Year Ended June 30,        January 2, 1997*
                                                                --------------------------        through
                     GLOBAL EQUITY FUND                          2000      1999      1998      June 30, 1997
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period........................    $11.84    $11.38    $11.09         $10.00
                                                                ------    ------    ------         ------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income...................................      0.17(1)   0.35      0.28           0.14
    Net realized and unrealized gain (loss) on
      investments...........................................     (0.32)     0.24      0.51           1.09
                                                                ------    ------    ------         ------
    Total from investment operations........................     (0.15)     0.59      0.79           1.23
                                                                ------    ------    ------         ------
  LESS DISTRIBUTIONS:
    Dividends (from net investment income)..................     (0.33)    (0.11)    (0.32)         (0.14)
    Distributions (from realized gains).....................     (0.47)    (0.02)    (0.18)            --
                                                                ------    ------    ------         ------
    Total distributions.....................................     (0.80)    (0.13)    (0.50)         (0.14)
                                                                ------    ------    ------         ------
Net Asset Value, End of Period..............................    $10.89    $11.84    $11.38         $11.09
                                                                ======    ======    ======         ======
TOTAL RETURN................................................     (1.37)%    5.40%     7.61%         12.32%++
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)........................     $6.41     $7.56     $7.35          $3.73
Ratio of expenses to average net assets:
    Before expense reimbursement............................      2.13%     2.07%     2.88%          4.43%+
    After expense reimbursement.............................      1.25%     1.09%     1.00%          1.00%+
Ratio of net investment income to average net assets:
    Before expense reimbursement............................      0.57%     1.78%     0.00%          0.07%+
    After expense reimbursement.............................      1.45%     2.76%     1.88%          3.50%+
Portfolio turnover rate.....................................        64%       40%       54%            18%++

(1) Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
*  Commencement of operations.
+  Annualized.
++ Not Annualized.

                     See Notes to the Financial Statements

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of Hotchkis and Wiley Funds and Shareholders of the Hotchkis and Wiley Global Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Hotchkis and Wiley Global Equity Fund (one of the ten portfolios of Hotchkis and Wiley Funds, the "Fund") at June 30, 2000, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP

Milwaukee, WI
August 17, 2000